Exhibit 99.7

UNITED STATES BANKRUPTCY COURT
MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

IN RE:		}	CASE NUMBER
		}	3:16-bk-02237-PMG
DINOSAURS UNEARTHED CORP.		}
		}	JUDGE	PAUL M. GLENN
}
DEBTOR.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
FROM	February 1, 2019	TO	February 28, 2019

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the
Guidelines established by the United States Trustee and FRBP 2015.

Attorney for Debtor's Signature

Debtor's Address			Attorney's Address
and Phone Number:			and Phone Number:

DINOSAURS UNEARTHED CORP.			NELSON MULLINS (Attn: Daniel Blanks)

#110 - 11188 Featherstone Way			50 N. Laura Street, 41st Floor

Richmond, BC V6W 1K9			Jacksonville, FL 32202

+1 (604) 277-0707			+1 (904) 665-3600

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the
United States Trustee Program Website, http://www.usdoj.gov/ust/r21/reg_info.htm

1) Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2) Initial Filing Requirements
3) Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING	1-Feb-19		AND ENDING	28-Feb-19

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number	3:16-bk-02237-PMG
Date of Petition:	14-Jun-16

		Current month		Cumulative
Petition to date

1. Funds at beginning of period per bank		$ 137,289.70	( a )	$ 38,233.47	( b )

2. Receipts:
A. Cash sales
Minus: Cash refunds
Net cash sales

	B. Accounts receivable	427.00		5,186,069.81

	C. Other receipts (see MOR-2)	-		1,110,217.88
Note: invoice & receipts at the same time
& fund transfer between bank accounts
3. Total receipts (lines 2A+2B+2C)		427.00		6,296,287.69

4. Total funds available for operations (line 1+line 3)		137,716.70		6,334,521.16

5. Disbursements
	A. Advertising			-
	B. Bank charges	(40.21)		(2,218.02)
	C. Contract labour			-
	D. Fixed asset payments (not incl in "N")			-
	E. Insurance			-
	F. Inventory payments			-
	G. Leases			-
	H. Manufacturing supplies			-
	I. Office supplies			-
	J. Payroll - net (see attachment 4B)			-
	K. Professional fees (Accounting & legal)			-
	L. Rent			-
	M. Repairs & maintenance			-
	N. Secured creditor payments (see attach 2)			-
	O. Taxes paid - payroll (see attachment 4C)			-
	P. Taxes paid - sales & use (see attach 4C)			-
	Q. Taxes paid - Other (see attachment 4C)			-
	R. Telephone			-
	S. Travel & entertainment			-
	T. U.S. Trustee Quarterly Fees			-
	U. Utilities			-
	V. Vehicle expenses (car rental)			-
	W. Other operating expenses	(1,701.52)		(6,196,328.17)
6. Total Disbursements (sum of 5A thru W)		(1,741.73)		(6,198,546.19)
7. Ending balance (line 4 minus line 6) per G/L		$ 135,974.97	( c )	$ 135,974.97	( c )

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 19th day of April, 2019.		Signature	/s/ Jerome Henshall

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

Note: Change from cash basis at Jun 30, 2017 to accrual basis at Jul 31, 2017 with outstanding items included

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
Detail of Other Receipts and Other Disbursements
OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.
				Cumulative
Description			Current Month	Petition to Date
Dinosaurs Unearthed Corp.		Fund transfer from TD bank to TD USBBS		$ 10,000.00
Premier Exhibition Management LLC		Fund received on behalf of Dinoking Tech Inc. for April invoices	$ -	$ 323,973.79
Texas Comptroller of Public Accounts		Refund of 2016 franchise tax		1,963.51
Virginia Department of Taxation		Virginia Department of Taxation		1,509.00
North Carolina Department of Revenue		2016 corporate income tax refund		25.00
Dinoking Tech Inc.		Inter-company loan repayment		50,000.00
Premier Exhibition Management LLC		Intercompany loan repayment		548,911.75
Ming Shiu		Temporary loan on behalf of Hangu Wuhan		150,000.00
Discovery Science Center of Los Angeles		Overpayment of account (refund on May 2)		20,461.25
Franchise Tax Board		Refund of tax credit		-
PA Department of Revenue		Refund of tax credit		-
TD Bank		Interest on term deposit		41.78
TOTAL OTHER RECEIPTS			$ -	$ 1,106,886.08

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan amount	Source of funds	Purpose	Repayment schedule

None

OTHER DISBURSEMENTS:
Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.
				Cumulative
Description			Current Month	Petition to Date
Dinoking Tech Inc		Administration, Management, Royalty and Rental of animatronics		$ 3,200,709.35
Dinoking Tech Inc		Expense reimbursement		489,835.88
Dinoking Tech Inc		Inter-company loan advance		50,000.00
Dinoking Tech Inc		Transfer of deposit received on behalf of Dinoking Tech Inc.		347,973.79
Premier Exhibition Management LLC		Expense reimbursement		149,829.72
Premier Exhibition Management LLC		Inter-company loan repayment		165,000.00
Premier Exhibition Management LLC		Inter-company loan advance		700,000.00
Dinoking Tech Inc		Expense reimbursement received on behalf of Dinoking Tech Inc.		198,911.75
CT Corporation		Legal fee - register agent for DU		1,462.00
A-1 Storage and Crane Service		Empty container storage		1,852.50
Comptroller of Public Accounts		State of Texas - Franchise tax 2016		2,013.51
FedEx Freight		Shipping fees		892.15
Sweetwater Sound Inc.		Speakers for CWS service		1,505.00
A. N. Deringer, Inc.		Shipping and cargo security fees and entry fee		10,263.36
ATS Inc.		Lift charge & container dragage		30,980.50
Oscar Martinez		Contract labour and expenses claim		10,014.25
Isabel Gallardo		Contract labour		500.00
Enterprise Rent A Car		Car rental		24,962.42
George Young Mammoet		Trucking, warehouse and labour		109,836.72
TSL Terminals		Storage		1,551.00
Law Office of Terry T. Preshaw, PS		Legal fee		3,697.50
Adcom Worldwide -YYZ		Trucking expenses		62,676.25
Antonio Abrantes da Silva		Expense claim for DC set up		43.69
Kelly Yu		Expense claim for KI winterization		371.22
Guizhi Wang (Lisa)		Gengu crew meals, accomodation & transportation, and supplies		2,558.29
Internal Revenue Service		Withholding taxes on rent and royalties payment	1,701.52	148,411.02
Treasurer, State of Iowa		Corporate tax extension for FY2016		2,200.00
Virginia Department of Taxation		Corporate tax extension for FY2016		600.00
Treasurer, State of Maine		Corporate tax extension for FY2016		500.00
Ohio Department of Taxation		Commercial activity tax - delinquent tax for Q1-2016		825.82
McAllen Foreign Trade Zone		Crane rental		1,469.00
Davis Wright Tremaine LLP		Legal fee		243.00
Eimskip Logistics		Local drayage		1,695.00
Bollore Logistics Canada Inc.		Trucking		15,948.75
Lida Xing		Yutyrannus illustration for Orlando (Dinosaurs)		50.00
Carr Riggs & Ingram LLC		Tax related services		15,942.82
Joyce Steel Erection, Ltd.		Equipment rental		681.60
Environmental Management Specialists, Inc.		Animatronic equipment disposal		237,261.93
State of North Carolina Department of the Secretary of State		Form B-09 filing fee		275.00
Waste Management Inc. of Florida		Admin charge for disposal bin rental		17.13
Gulf Intermodal Services LLC		Containers drayage charges		2,118.32
Interdom LLC		Shipping and Storage		19,055.60
Discovery Science Center of Los Angeles		refund for overpayment of account in April		20,461.25
Ming Shiu		Refund for temporary loan on behalf of Hangu Wuhan		150,000.00
Uline		Casters		411.08
Florida Container Depot		Orlando storage Feb -Jul		720.00
Dinosaurs Unearthed Corp.		Fund transfer from TD bank to TD USBBS		10,000.00

TOTAL OTHER DISBURSEMENTS			$ 1,701.52	$ 6,196,328.17

“Other Disbursements” includes Loans to Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:
Loan amount	Source of funds	Purpose	Repayment schedule

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
Please refer to Appendix

Monthly Accounts Receviable Reconciliation and Aging

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

ACCOUNTS RECEIVABLE AT PETITION DATE:			$ 209,318.98

Accounts receivable reconciliation
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance			$ 3,191.05	( a )
Plus: current month new billings			1,762.50
Minus: collection during the month			(427.00)	( b )
Plus/ minus: adjustments or writeoffs			-	*
End of month balance			$ 4,526.55	( c )
*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	over 90 days	Total

$ 4,309.55	$ 217.00	$ -	$ -	$ 4,526.55	( c )

For any receivables in the “Over 90 Days” category, please provide the following:

Customer		Receivable Date		Status (Collection efforts taken, estimate of collectibility write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.

(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

Attachment 2
Monthly Accounts Payable and secured payments report

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST PETITION ACCOUNTS PAYABLE

Date	Days
incurred	outstanding	Vendor	Description	Amount
31/Aug/18	182	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$110,378.28
30/Sep/18	152	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$120,595.76
31/Oct/18	121	Dinoking Tech Inc.	Expenses recovery	$ (60,496.87)
31/Oct/18	121	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$100,839.71
30/Nov/18	91	Dinoking Tech Inc.	Expenses recovery	$ (85,617.21)
30/Nov/18	91	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$ 81,982.29
31/Dec/18	60	Dinoking Tech Inc.	Expenses reimbursement	$ 2,030.79
31/Dec/18	60	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$209,747.06
31/Jan/19	29	Dinoking Tech Inc.	Expenses recovery	$ (103.75)
31/Jan/19	29	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$ 58,862.53
12/Feb/19	17	Dinoking Tech Inc.	Expenses recovery	$ 5,534.69
12/Feb/19	17	Dinoking Tech Inc.	DU admin, management, royalty and rental fees	$ 28,622.27
31/May/18	274	Premier Exhibition Management LLC	Expenses reimburement	$ 1,670.00
30/Jun/18	244	Premier Exhibition Management LLC	Expenses reimburement	$ 5,075.00
31/Aug/18	182	Premier Exhibition Management LLC	Expenses reimburement	$ 2,705.00
30/Sep/18	152	Premier Exhibition Management LLC	Expenses reimburement	$ 4,270.00
31/Oct/18	121	Premier Exhibition Management LLC	Expenses reimburement	$ 3,178.00
30/Nov/18	91	Premier Exhibition Management LLC	Expenses reimburement	$ 2,350.57
31/Dec/18	60	Premier Exhibition Management LLC	Expenses reimburement	$ 5,575.00
31/Jan/19	29	Premier Exhibition Management LLC	Expenses reimburement	$ 6,968.26

Total amount				$604,167.38

☐ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting					( b )
documentation.

Accounts payable reconciliation (post petition unsecured debt only)

Opening Balance			$570,010.42	( a )
PLUS: New indebtedness incurred this month			35,858.48
MINUS: Amount paid on post petition			(1,701.52)
Accounts payable this month			604,167.38
PLUS/MINUS: adjustments			-	*
End of month balance			$604,167.38	( c )

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

Secured payments report
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee
Program prior to completing this section).

Secured Creditor /	Date Payment Due This Month	Amount Paid This Month	Number of Post Petitition	Total Amount of Post Petitiion
Lessor			Payments Delinquent	Payments Delinquent

None		$ -

TOTAL		$ -	(d)
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b, c) The total of line (b) must equal line (c).
(d) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

Attachment 3
Inventory and fixed assets report

Name of Debtor:	DINOSAURS UNEARTHED CORP.	Case Number:	3:16-bk-02237-PMG

Reporting period beginning	1-Feb-19	Period ending	28-Feb-19

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:			$ -
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month			-	(a)
PLUS: Inventory Purchased During Month			-
MINUS: Inventory Used or Sold			-
PLUS/MINUS: Adjustments or Write-downs			-	*
Inventory on Hand at End of Month			$ -

METHOD OF COSTING INVENTORY:		Average cost method

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered	Total Inventory
months old	2 years old	2 years old	Obsolete

= 100%

* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory:
None

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:			$ -	(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month			$ -	(a)(b)
MINUS: Depreciation Expense			$ -
PLUS: New Purchases			$ -
PLUS/MINUS: Adjustments or Write-downs			$ -	*
Ending Monthly Balance			$ -

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
No fixed assets purchased or disposed.

(a) This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b) Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

Attachment 4A
Monthly summary of bank activity - operating account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/reg_info.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of bank	Toronto-Dominion Bank		Branch	Richmond Centre Branch 9720

Account name	U.S. Current		Account number	0990-7315739	A/C closed in Feb 2018
Replaced by new a/c 7318908
Purpose of account:	OPERATING

Ending balance per bank statement			$ -
Plus total amount of outstanding deposits			-
Minus: total amount of outstanding checks and other debits			-	*
Minus: service charges			-
End of month balance			$ -	** ( a )

Name of bank	Toronto-Dominion Bank (USBBS)		Branch	New York Branch

Account name	U.S. dollar business checking		Account number	3248257686

Purpose of account:	OPERATING

Ending balance per bank statement			$ 34,649.87
Plus total amount of outstanding deposits			-
Minus: total amount of outstanding checks and other debits			-	*
Minus: service charges			-
End of month balance			$ 34,649.87	** ( a )

Name of bank	Toronto-Dominion Bank		Branch	Richmond Centre Branch 9720

Account name	U.S. Current		Account number	0990-73158908	A/C opened in Feb 2018
To replace old a/c 7315739
Purpose of account:	OPERATING

Ending balance per bank statement			$ 51,315.06
Plus total amount of outstanding deposits			-
Minus: total amount of outstanding checks and other debits			-	*
Minus: service charges			-
End of month balance			$ 51,315.06	** ( a )

* Debit cards are used by		No debit cards

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment
4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

	-	Transferred to Payroll Account

	-	Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5A
Check register - operating account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

Name of bank	Toronto-Dominion Bank		Branch	Richmond Centre Branch 9720

Account name	U.S. Current		Account number	0990-7315739
A/C closed in Feb 2018
Purpose of account:	OPERATING			Replaced by new a/c 7318908

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount

Total				$ -

Name of bank	Toronto-Dominion Bank (USBBS)		Branch	New York Branch

Account name	U.S. dollar business checking		Account number	3248257686

Purpose of account:	Operating

Date	Check number	Payee	Purpose	Amount
27/Feb/19	Debit	Internal Revenue Service Centre	Withholding tax for Jan	$ (1,701.52)
14/Feb/19	Debit	TD Commercial Bank	Bank charges	$ (20.21)

Total				$ (1,721.73)

Name of bank	Toronto-Dominion Bank		Branch	Richmond Centre Branch 9720

Account name	U.S. Current		Account number	0990-7318908
A/C opened in Feb 2018
Purpose of account:	OPERATING			To replace old a/c 7315739

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Date	Check number	Payee	Purpose	Amount

8/Feb/19	Debit	TD Bank	Bank charges	$ (17.50)
28/Feb/19	Debit	TD Bank	Bank charges	$ (2.50)

Total				$ (20.00)

Attachment 4B
Monthly summary of bank activity - payroll account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank
Activity. A standard bank reconciliation form can be found at
http://www.usdoj.gov/ust/r21/reg_info.htm

Name of bank	No payroll bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		PAYROLL

Ending balance per bank statement					-
Plus total amount of outstanding deposits					-
Minus: total amount of outstanding checks and other debits					-	*
Minus: service charges					-
End of month balance					-	** ( a )

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:				( ☐ Check here if cash disbursements were authorized
by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5B
Check register - payroll account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

Name of bank	No payroll bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can beattached to this report, provided all the information requested below is included.

Date	Check Number		Payee	Purpose	Amount

TOTAL					-

Attachment 4C
Monthly Summary of Bank Activity - Tax Account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank
Activity. A standard bank reconciliation form can be found at
http://www.usdoj.gov/ust/r21/reg_info.htm

Name of bank	No tax bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		TAX

Ending balance per bank statement					-
Plus total amount of outstanding deposits					-
Minus: total amount of outstanding checks and other debits					-	*
Minus: service charges					-
Ending balance per Check Register					-	** ( a )

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:				( ☐ Check here if cash disbursements were authorized
by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Attachment 5B
Check register - tax account

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

Name of bank	No tax bank account		Branch	None

Account name	None		Account number	None

Purpose of account:		TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can beattached to this report, provided all the information requested below is included.

Date	Check Number		Payee	Purpose	Amount

TOTAL					-	(d)

SUMMARY OF TAXES PAID
	Payroll Taxes Paid				-	(a)
	Sales & Use Taxes Paid				-	(b)
	Other Taxes Paid				-	(c)
	TOTAL				-	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5O)
(b) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5P)
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2 Line 5Q)
(d) These two lines must be equal.

Attachment 4D
Investment accounts and petty cash report
Investment accounts

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable	Term deposit (as security for ACH payments)

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Term deposit	50,041.10	50,000.00	11/Feb/19	$ 50,000.00	Note

TOTAL				$ 50,000.00	(a)

Note: Term deposit purchased on Feb 11, 2019 at interest rate 1% with maturity date on March 13, 2019

Petty Cash Report

The following Petty Cash Drawers/Accounts are maintained:
	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum amount of cash in Drawer/Acct	Amount of petty cash on hand at end of month	Difference between (Column 2) and(Column 3)

Richmond office	$ 10.04	$ 10.04	$ -

Total		$ 10.04	( b )

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation.
No petty cash transactions during the month

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)			$ 50,010.04	(c)

(c) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
MOR-2, Line 7).

Attachment 6
Monthly tax report

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning		1-Feb-19	Period ending	28-Feb-19

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of taxing authority	Date payment due	Description	Amount	Date last tax return filed	Tax return period

The company does not have any employees so it doesn't have any type of withholding or payroll taxes.
No sales tax
There are no unpaid post-petition Federal or State income taxes.

Total			-

Attachment 7
Summary of Officer or Owner Compensation
Summary of personnel and insurance coverages

Name of Debtor:	DINOSAURS UNEARTHED CORP.		Case Number:	3:16-bk-02237-PMG

Reporting period beginning	1-Feb-19		Period ending	28-Feb-19

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of officer or owner	Title	Payment description	Amount paid
The company does not have any officers. Management services are provided through other entities in the group.

Total			-

PERSONNEL REPORT
			Full time	Part time
Number of employees at beginning of period			-	-
Number hired during the period			-	-
Number terminated or resigned during period			-	-
Number of employees on payroll at end of period			-	-

CONFIRMATION OF INSURANCE
List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Effective May 2017, the company's insurance coverage is under the corporate umbrella policy of Premier Exhibitions, Inc.

The following lapse in insurance coverage occurred this month:
Policy Type	Date Lapsed		Date Reinstated		Reason for Lapse
None

☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

Attachment 8
Significant Developments During Reporting Period

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

The company's assets were sold on February 13, 2019 at 12:01 a.m.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before	May 31, 2019

APPENDIX

Dinosaurs Unearthed Corp.
Per MOR-3
(Unaudited) Balance Sheet
(Unaudited) Profit and Loss Statement

Per MOR-7
Bank reconciliation form – TD Bank *7686
Bank reconciliation form – TD Bank *8908 (This bank account was opened in Feb 2018)